                                                                   Exhibit 10.1B

[LOGO FINANCIAL SECURITY ASSURANCE(R)]                        FINANCIAL GUARANTY
                                                                INSURANCE POLICY

Trust: As described in Endorsement No. 1                     Policy No.: 51228-N
Certificates:  $1,982,337,536 EQCC Trust            Date of Issuance: 12/21/2001
               2001-2 Asset Backed
               Certificates, Series 2001-2,
               Class A-2

     FINANCIAL SECURITY ASSURANCE INC. ("Financial Security"), for consideration received, hereby UNCONDITIONALLY AND IRREVOCABLY GUARANTEES to the Trustee for the benefit of each Holder, subject only to the terms of this Policy (which includes each endorsement hereto), the full and complete payment of Guaranteed Distributions with respect to the Certificates of the Trust referred to above.

     For the further protection of each Holder, Financial Security irrevocably and unconditionally guarantees payment of the amount of any distribution of principal or interest with respect to the Certificates made during the Term of this Policy to such Holder that is subsequently avoided in whole or in part as a preference payment under applicable law.

     Payment of any amount required to be paid under this Policy will be made following receipt by Financial Security of notice as described in Endorsement No. 1 hereto.

     Financial Security shall be subrogated to the rights of each Holder to receive distributions with respect to each Certificate held by such Holder to the extent of any payment by Financial Security hereunder.

     Except to the extent expressly modified by Endorsement No. 1 hereto, the following terms shall have the meanings specified for all purposes of this Policy. "Holder" means the registered owner of any Certificate as indicated on the registration books maintained by or on behalf of the Trustee for such purpose or, if the Certificate is in bearer form, the holder of the Certificate. "Trustee", "Guaranteed Distributions" and "Term of this Policy" shall have the meanings set forth in Endorsement No. 1 hereto.

     This Policy sets forth in full the undertaking of Financial Security, and shall not be modified, altered or affected by any other agreement or instrument, including any modification or amendment thereto. Except to the extent expressly modified by an endorsement hereto, the premiums paid in respect of this Policy are nonrefundable for any reason whatsoever. This Policy may not be canceled or revoked during the Term of this Policy. An acceleration payment shall not be due under this Policy unless such acceleration is at the sole option of Financial Security. THIS POLICY IS NOT COVERED BY THE PROPERTY/CASUALTY INSURANCE SECURITY FUND SPECIFIED IN ARTICLE 76 OF THE NEW YORK INSURANCE LAW.

     In witness whereof, FINANCIAL SECURITY ASSURANCE INC. has caused this Policy to be executed on its behalf by its Authorized Officer.

                                               FINANCIAL SECURITY ASSURANCE INC.


                                               By         /s/ Bruce Stern
                                                 -------------------------------
                                                        AUTHORIZED OFFICER




A subsidiary of Financial Security Assurance Holdings Ltd.
350 Park Avenue, New York, N.Y. 10022-6022                         (212)826-0100

Form 101NY (5/89)

Policy No.: 51227-N                          Date of Issuance: December 21, 2001

                                                      Exhibit A To Endorsement I

                         NOTICE OF CLAIM AND CERTIFICATE
                         -------------------------------


Financial Security Assurance Inc.
350 Park Avenue
New York, NY 10022

    Re: EQCC Trust 2001-2 Asset Backed Certificates, Series 2001-2, Class A-1
        ---------------------------------------------------------------------

     The undersigned, a duly authorized officer of The Bank of New York (the "Trustee"), hereby certifies to Financial Security Assurance Inc. ("Financial Security"), with reference to Financial Guaranty Insurance Policy No. 51227-N dated December 21, 2001 (the "Policy") issued by Financial Security in respect of EQCC Asset Backed Certificates, Series 2001-2, Class A-1 (the "Certificates"), that:

               (i) The Trustee is the Trustee for the Holders under the Pooling and Servicing Agreement.

               (ii) The sum of all amounts on deposit (or scheduled to be on deposit) in the Collection Account and available for distribution to the Holders in respect of Guaranteed Distributions pursuant to the Pooling and Servicing Agreement will be $______________ (the "Shortfall") less than the Guaranteed Distributions with respect to the Distribution Date.

               (iii) The Trustee is making a claim under the Policy for the Shortfall to be applied to distributions of principal or interest or both with respect to the Certificates.

               (iv) The Trustee agrees that, following receipt of funds from Financial Security, it shall (a) hold such amounts in trust and apply the same directly to the payment of Guaranteed Distributions on the Certificates when due; (b) not apply such funds for any other purpose;
          (c) not commingle such funds with other funds held by the Trustee and
          (d) maintain an accurate record of such payments with respect to each Certificate and the corresponding claim on the Policy and proceeds thereof and, if the Certificate is required to be surrendered or presented for such payment, shall stamp on each such Certificate the legend "$[insert applicable amount] paid by Financial Security and the balance hereof has been cancelled and reissued" and then shall deliver such Certificate to Financial Security.

Policy No.: 51227-N                          Date of Issuance: December 21, 2001

               (v) The Trustee, on behalf of the Holders, hereby assigns to Financial Security the rights of the Holders with respect to the Certificates to the extent of any payments under the Policy, including, without limitation, any amounts due to the Holders in respect of securities law violations arising from the offer and sale of the Certificates. The foregoing assignment is in addition to, and not in limitation of, rights of subrogation otherwise available to Financial Security in respect of such payments. The Trustee shall take such action and deliver such instruments as may be reasonably requested or required by Financial Security to effectuate the purpose or provisions of this clause (v).

               (vi) The Trustee, on its behalf and on behalf of the Holders, hereby appoints Financial Security as agent and attorney-in-fact for the Trustee and each such Holder in any legal proceeding with respect to the Certificates. The Trustee hereby agrees that, so long as a Financial Security Default (as defined in the Pooling and Servicing Agreement) shall not exist, Financial Security may at any time during the continuation of any proceeding by or against the Transferor or the Depositor under the United States Bankruptcy Code or any other applicable bankruptcy, insolvency, receivership, rehabilitation or similar law (an "Insolvency Proceeding") direct all matters relating to such Insolvency Proceeding, including without limitation, (A) all matters relating to any claim in connection with an Insolvency Proceeding seeking the avoidance as a preferential transfer of any payment made with respect to the Certificates (a "Preference Claim"),
          (B) the direction of any appeal of any order relating to any Preference Claim, at the expense of Financial Security but subject to reimbursement as provided in the Insurance Agreement, and (C) the posting of any surety, supersedeas or performance bond pending any such appeal. In addition, the Trustee hereby agrees that Financial Security shall be subrogated to, and the Trustee on its behalf and on behalf of each Holder, hereby delegates and assigns, to the fullest extent permitted by law, the rights of the Trustee and each Holder in the conduct of any Insolvency Proceeding, including, without limitation, all rights of any party to an adversary proceeding or action with respect to any court order issued in connection with any such Insolvency Proceeding.

               (vii) Payment should be made by wire transfer directed to [SPECIFY INSURANCE ACCOUNT].

     Unless the context otherwise requires, capitalized terms used in this Notice of Claim and Certificate and not defined herein shall have the meanings provided in the Policy.

Policy No.: 51227-N                          Date of Issuance: December 21, 2001

     IN WITNESS WHEREOF, the Trustee has executed and delivered this Notice of Claim and Certificate as of the ______ day of _________ ___.


                             THE BANK OF NEW YORK, as Trustee,
                             By ________________________________
                             Title_______________________________




--------------------------------------------------------------------------------

For Financial Security or Fiscal Agent Use Only

Wire transfer sent on ____________________ by ______________________________

Confirmation Number __________________

                              ENDORSEMENT NO. 1 TO
                       FINANCIAL GUARANTY INSURANCE POLICY

FINANCIAL SECURITY                                             350 Park Avenue
ASSURANCE INC.                                        New York, New York 10022

TRUST: Established pursuant to the Pooling and Servicing Agreement, dated as of December 1, 2001, among EQCC Receivables Corporation, as Depositor, EquiCredit Corporation of America, as Transferor and Initial Servicer, Bank of America, N.A., as the Advancing Party, Fairbanks Capital Corp., as Expected Successor Servicer, and The Bank of New York, as Trustee

POLICY NO.:       51228-N

CERTIFICATES:     $1,982,337,536 EQCC Trust 2001-2 Asset Backed Certificates,
                  Series 2001-2, Class A-2

DATE OF ISSUANCE: December 21, 2001

     1. Definitions. For all purposes of this Policy, the terms specified below
        -----------
shall have the meanings or constructions provided below. Capitalized terms used herein and not otherwise defined herein shall have the meanings provided in the Pooling and Servicing Agreement unless the context shall otherwise require.

     "Business Day" means any day other than (i) a Saturday or Sunday, or (ii) a
      ------------
day on which banking institutions in New York City or the Corporate Trust Office of the Trustee are authorized or obligated by law, executive order or governmental decree to be closed.

     "Guaranteed Distributions" has the meaning assigned to the term "Insured
      ------------------------
Payment" in the Pooling and Servicing Agreement with respect to the Certificates.

     "Policy" means this Financial Guaranty Insurance Policy and includes each
      ------
endorsement thereto.

     "Pooling and Servicing Agreement" means the Pooling and Servicing Agreement
      -------------------------------
dated as of December 1, 2001 among EQCC Receivables Corporation, as Depositor, EquiCredit Corporation of America, as Transferor and Initial Servicer, Bank of America, N.A., as the Advancing Party, Fairbanks Capital Corp., as Expected Successor Servicer, and The Bank of New York, as Trustee, as amended from time to time with the consent of Financial Security.

     "Receipt" and "Received" mean actual delivery to Financial Security and to
      -------       --------
the Fiscal Agent (as defined below), if any, prior to 12:00 noon, New York City time, on a Business Day; delivery either on a day that is not a Business Day, or after 12:00 noon, New York City time, shall be deemed to be Received on the next succeeding Business Day. If any notice or certificate

Policy No.: 51228-N                        Date of Issuance: December 21, 2001

given hereunder by the Trustee is not in proper form or is not properly completed, executed or delivered, it shall be deemed not to have been Received, and Financial Security or its Fiscal Agent shall promptly so advise the Trustee and the Trustee may submit an amended notice.

     "Term Of This Policy" means the period from and including the Date of
      -------------------
Issuance to and including the date on which (i) the Certificate Balance of all of the Class A-2 Certificates is zero, (ii) any period during which any payment on the Class A-2 Certificates could have been avoided in whole or in part as a preference payment under applicable bankruptcy, insolvency, receivership or similar law has expired, and (iii) if any proceedings requisite to avoidance as a preference payment have been commenced prior to the occurrence of (i) and
(ii), a final and nonappealable order in resolution of each such proceeding has been entered.

     "Trustee" means The Bank of New York in its capacity as Trustee under the
      -------
Pooling and Servicing Agreement and any successor in such capacity.

     2. Notices and Conditions to Payment in Respect of Guaranteed
        ----------------------------------------------------------
Distributions. Following Receipt by Financial Security of a notice and
-------------
certificate from the Trustee in the form attached as Exhibit A to this Endorsement, Financial Security will pay any amount payable hereunder in respect of Guaranteed Distributions out of the funds of Financial Security on the later to occur of (a) 12:00 noon, New York City time, on the second Business Day following such Receipt; and (b) 12:00 noon, New York City time, on the Distribution Date to which such claim relates. Payments due hereunder in respect of Guaranteed Distributions will be disbursed by wire transfer of immediately available funds to the Policy Payments Account established pursuant to the Pooling and Servicing Agreement or, if no such Policy Payments Account has been established, to the Trustee.

     Financial Security shall be entitled to pay any amount hereunder in respect of Guaranteed Distributions, including any acceleration payment, whether or not any notice and certificate shall have been Received by Financial Security as provided above, provided, however, that by acceptance of this Policy the Trustee agrees to provide to Financial Security, upon Financial Security's request to the Trustee, a notice and certificate in respect of any such payments made by Financial Security. Financial Security shall be entitled to pay principal hereunder on an accelerated basis if Financial Security shall so elect in its sole discretion, at any time or from time to time, in whole or in part, at an earlier Distribution Date than provided in the definition of "Guaranteed Distributions," if such principal would have been payable under the Pooling and Servicing Agreement were funds sufficient to make such payment available to the Trustee for such purpose. The Guaranteed Distributions insured hereunder shall not include interest, in respect of principal paid hereunder on an accelerated basis, accruing from after the date of such payment of principal. Financial Security's obligations hereunder in respect of Guaranteed Distributions shall be discharged to the extent funds are disbursed by Financial Security as provided herein whether or not such funds are properly applied by the Trustee.

     3. Notices and Conditions to Payment in Respect of Guaranteed Distributions
        ------------------------------------------------------------------------
Avoided as Preference Payments. If any Guaranteed Distribution is avoided as a
------------------------------
preference payment under applicable bankruptcy, insolvency, receivership or similar law, Financial Security will pay such amount out of the funds of Financial Security on the later of (a) the date when due

Policy No.: 51228-N                        Date of Issuance: December 21, 2001

to be paid pursuant to the Order referred to below or (b) the first to occur of
(i) the fourth Business Day following Receipt by Financial Security from the Trustee of (A) a certified copy of the order of the court or other governmental body which exercised jurisdiction to the effect that the Holder is required to return principal or interest distributed with respect to the Class A-3 Certificates during the Term Of This Policy because such distributions were avoidable as preference payments under applicable bankruptcy law (the "Order"),
(B) a certificate of the Holder that the Order has been entered and is not subject to any stay and (C) an assignment duly executed and delivered by the Holder, in such form as is reasonably required by Financial Security and provided to the Holder by Financial Security, irrevocably assigning to Financial Security all rights and claims of the Holder relating to or arising under the Class A-3 Certificates against the debtor which made such preference payment or otherwise with respect to such preference payment or (ii) the date of Receipt by Financial Security from the Trustee of the items referred to in clauses (A), (B) and (C) above if, at least four Business Days prior to such date of Receipt, Financial Security shall have Received written notice from the Trustee that such items were to be delivered on such date and such date was specified in such notice. Such payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order and not to the Trustee or any Holder directly (unless a Holder has previously paid such amount to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, in which case such payment shall be disbursed to the Trustee for distribution to such Holder upon proof of such payment reasonably satisfactory to Financial Security). In connection with the foregoing, Financial Security shall have the rights provided pursuant to Section 6.05(c) of the Pooling and Servicing Agreement.

     4. Governing Law. This Policy shall be governed by and construed in
        -------------
accordance with the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

     5. Fiscal Agent. At any time during the Term Of This Policy, Financial
        ------------
Security may appoint a fiscal agent (the "Fiscal Agent") for purposes of this Policy by written notice to the Trustee at the notice address specified in the Pooling and Servicing Agreement specifying the name and notice address of the Fiscal Agent. From and after the date of receipt of such notice by the Trustee,
(i) copies of all notices and documents required to be delivered to Financial Security pursuant to this Policy shall be simultaneously delivered to the Fiscal Agent and to Financial Security and shall not be deemed Received until Received by both and (ii) all payments required to be made by Financial Security under this Policy may be made directly by Financial Security or by the Fiscal Agent on behalf of Financial Security. The Fiscal Agent is the agent of Financial Security only and the Fiscal Agent shall in no event be liable to any Holder for any acts of the Fiscal Agent or any failure of Financial Security to deposit, or cause to be deposited, sufficient funds to make payments due under this Policy.

     6. Waiver of Defenses. To the fullest extent permitted by applicable law,
        ------------------
Financial Security agrees not to assert, and hereby waives, for the benefit of each Holder, all rights (whether by counterclaim, setoff or otherwise) and defenses (including, without limitation, the defense of fraud), whether acquired by subrogation, assignment or otherwise, to the extent that such rights and defenses may be available to Financial Security to avoid payment of its obligations under this Policy in accordance with the express provisions of this Policy.

Policy No.: 51228-N                          Date of Issuance: December 21, 2001


7.   Notice. All notices to be given hereunder shall be in writing (except as
     ------
otherwise specifically provided herein) and shall be mailed by registered mail or personally delivered or telecopied to Financial Security as follows:

          Financial Security Assurance Inc.
          350 Park Avenue
          New York, N.Y. 10022
          Attention: Senior Vice President - Transaction Oversight
          Re: EQCC Trust 2001-2 Asset Backed Certificates, Series 2001-2 Policy No. 51228-N
          Telecopy No.: (212) 339-3518
          Confirmation: (212) 826-0100

Financial Security may specify a different address or addresses by writing, mailed or delivered to the Trustee.

8.   Priorities. In the event any term or provision on the face of this Policy
     ----------
is inconsistent with the provisions of this Endorsement, the provisions of this Endorsement shall take precedence and shall be binding.

9.   Exclusions From Insurance Guaranty Funds. This Policy is not covered by the
     ----------------------------------------
Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law. This Policy is not covered by the Florida Insurance Guaranty Association created under Part II of Chapter 631 of the Florida Insurance Code. In the event Financial Security were to become insolvent, any claims arising under this Policy are excluded from coverage by the California Insurance Guaranty Association, established pursuant to Article 14.2 of Chapter 1 of Part 2 of Division 1 of the California Insurance Code.

10.  Surrender of Policy. The Trustee shall surrender this Policy to Financial
     -------------------
Security for cancellation upon expiration of the Term Of This Policy.

Policy No.: 51228-N                        Date of Issuance: December 21, 2001

     IN WITNESS WHEREOF, FINANCIAL SECURITY ASSURANCE INC. has caused this Endorsement No. 1 to be executed by its Authorized Officer.



                                       FINANCIAL SECURITY ASSURANCE INC.



                                       By /s/ Bruce Stern
                                         ----------------------------------
                                              Authorized Officer